UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2013

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1351 S. Sunset Street, Longmont, CO 80501
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 845-3200
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
On January 7, 2013, we announced preliminary earnings for the fourth quarter ended December 31, 2012 in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
This information is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”).
The disclosure set forth in Item 8.01 below is incorporated by reference into this Item 2.02.
Item 8.01    Other Events.
On January 7, 2013, our management team will be making a presentation at an investor conference. A copy of the presentation materials is attached hereto as Exhibit 99.2 and incorporated herein by reference.
The information in this Item 8.01 and in Exhibit 99.2 shall be deemed "filed" for the purposes of Section 18 of the Exchange Act, and otherwise subject to the liabilities of that Section, and shall be deemed incorporated by reference in any filing under the Securities Act that includes general incorporation language in such filing.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Dot Hill Systems Corp. dated January 7, 2013.
99.2	Presentation Materials of Dot Hill Systems Corp. dated January 7, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

By:	/s/ Hanif I. Jamal
Hanif I. Jamal
Senior Vice President, Chief Financial Officer and Secretary

Date: January 7, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Dot Hill Systems Corp. dated January 7, 2013.
99.2	Presentation Materials of Dot Hill Systems Corp. dated January 7, 2013.

Exhibit 99.1
FOR IMMEDIATE RELEASE
Contact:
Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com
Jodi Bochert
Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com
Becky Herrick & Kirsten Chapman
LHA Investor Relations
Tel: 415-433-3777
Email: dothill@lhai.com
Dot Hill Systems Updates Guidance for Fourth Quarter 2012 Financial Results
- Schedules Analyst Day for April 10, 2013 in New York City
Longmont, CO - January 7, 2013 - Dot Hill Systems Corp. (NASDAQ:HILL), a leading provider of SAN storage solutions, announced it updated its guidance for the fourth quarter of 2012. Management now expects net revenue to be in the range of $46.0 million to $46.5 million and non-GAAP EPS to be between $(0.03) to $(0.05), below the prior revenue guidance of $48 million to $53 million and the non-GAAP EPS range of $(0.03) to $0.02, provided on November 8, 2012. The company attributed these expected results primarily to macro-economic conditions resulting in softness in demand for certain of its customers.
“While our anticipated fourth quarter financial results were negatively impacted by macro-economic pressures, I am encouraged with progress we continue to make on several fronts, which longer term, will hedge the impact that certain customers can have on our results,” stated Dana Kammersgard, president and chief executive officer, Dot Hill Systems. “As examples, we seeded eighteen new AssuredSAN™ Pro 5000 Series units into prospects, and two of these were converted to revenue within the quarter. We will continue to seed the market and expect several more conversions this month. To date, the feedback has been excellent, in particular with respect to deployments in server virtualization environments. Moreover, we added to our AssuredSAN 4000 series pipeline, bringing the total to seven OEM customers now in various stages of customization or launch preparation. Most importantly, our initiative to increase our Vertical Markets business is also coming to fruition, with anticipated total 2012 Vertical Markets revenue rising more than 35% compared to 2011. Additionally, our technology continues to capture market share. Announced this morning in a separate press release, AMD has selected Dot Hill's AssuredVRA Virtual RAID Adapter software as the exclusive RAID data protection product to accompany certain of AMD's chipsets starting in the first quarter of 2013. We also received our first patent granted in association with our RealStor TM real time tiering software, further reinforcing the strength of our intellectual property.”
The Company has not completed its 2012 financial review process and stated that there may be a number of items that could impact its current estimated fourth quarter 2012 financial results. The results and conclusions of these assessments could impact the Company's fourth quarter 2012 GAAP and Non-GAAP financial results.
“Although it is too early to provide you with an outlook for 2013, I am pleased with the depth and development progress of our new customer pipeline,” said Hanif Jamal, chief financial officer, Dot Hill Systems. “We believe it positions the company for revenue and non-GAAP EPS growth in 2013 which we expect will accelerate in 2014. We plan to review our vision and accomplishments at several investor conferences this month. We welcome you to attend our presentation at the Sidoti Conference in New York City later today, the Needham Conference on January 17th in New York City and the Noble Financial Conference, in Southern Florida on January 22nd to 23rd. Additionally, we have scheduled our Analyst Day for April 10th in New York City and will provide greater specifics for this event at a later date.”
About Non-GAAP Financial Measures
In 2011 and/or 2012, the Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and their associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, contra-revenue charges from the extension of customer warrants, specific and significant warranty claims arising from a supplier's defective products, impacts associated with the AssuredUVS software business, which the Company has substantially closed down, and the effects of foreign currency gains or losses. The Company believes that these non-GAAP financial measures provide meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP.

About Dot Hill
Delivering innovative technology and global support, Dot Hill empowers the OEM and channels community to bring unique storage solutions to market, quickly, easily and cost-effectively. Offering high performance and industry-leading uptime, Dot Hill's RAID technology is the foundation for best-in-class storage solutions offering enterprise-class security, availability and data protection. The Company's products are in use today by the world's leading service and equipment providers, common carriers and advanced technology and telecommunications companies, as well as government agencies and small and medium enterprise customers. Dot Hill solutions are certified to meet rigorous industry standards and military specifications, as well as RoHS and WEEE international environmental standards. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, Japan, United Kingdom, Singapore and the United States. For more information, visit us at http://www.dothill.com.
Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding Dot Hill's projected financial results for the fourth quarter of 2012, anticipated continued conversion of evaluation unit customers, increases in our vertical markets business and technology market share and anticipated revenue and non-GAAP EPS growth in 2013 that is expected to accelerate in 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the fourth quarter 2012 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in the Form 10-Q most recently filed with the Securities and Exchange Commission by Dot Hill. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.
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